Summary Prospectus 2013 BMO Small-Cap Value Fund

Class Y MRSYX	Class I MRSNX	As of December 27, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/equity. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 27, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases	None		None
Redemption Fee	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	0.76%		0.51%
Acquired Fund Fees and Expenses(1)	0.02%		0.02%
Total Annual Fund Operating Expenses	1.53%		1.28%
Fee Waiver and Expense Reimbursement(2)	(0.27%	)	(0.27%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.26%		1.01%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2014. This expense limitation agreement may not be terminated prior to December 31, 2014 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement. Applicable rules require fund expense tables to reflect Acquired Fund Fees and Expenses, which represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies, including business development companies. Expenses of business development companies are similar to expenses paid by any operating company held by the Fund. These expenses are not direct costs paid by Fund shareholders, do not impact costs associated with fund operations and are not included in the Fund’s financial statements. For the fiscal year ended August 31, 2013, the indirect expenses attributable to the Fund’s investments in business development companies was 0.09%. The Total Annual Fund Operating Expenses in the table has not been revised to reflect such investments in business development companies because, as of November 7, 2013, the Fund no longer holds or invests in business development companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2014. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$128	$103
3 Years	$457	$379
5 Years	$809	$676
10 Years	$1,801	$1,522

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $4.8 billion as of October 31, 2013 and the median market capitalization of companies in the Index as of the same period was $579 million.

The Adviser uses a disciplined investment process that identifies companies that it believes have good value relative to their assets, sustainable cash flow, acceptable levels of debt, and potential for improving their business fundamentals. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

www.bmofundsus.com

Summary Prospectus 2013 BMO Small-Cap Value Fund

Class Y MRSYX	Class I MRSNX	As of December 27, 2013

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructuring may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2012)

The return for the Class Y shares of the Fund from January 1, 2013 through September 30, 2013 was 25.47%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2012	11.86%
Worst quarter	6/30/2012	(4.96)%

Average Annual Total Returns through 12/31/12

	1 Year	Since Inception
Class Y (Inception 2/28/11)
Return Before Taxes	25.54%	8.09%
Return After Taxes on Distributions	25.04%	7.86%
Return After Taxes on Distributions and Sale of Fund Shares	17.24%	6.89%
Class I (Inception 2/28/11)
Return Before Taxes	25.82%	8.35%
Russell 2000® Value (reflects no deduction of fees, expenses or taxes)	18.05%	3.29%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	15.94%	3.32%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 2000® Value Index is a market- weighted, value-oriented index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

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Summary Prospectus 2013 BMO Small-Cap Value Fund

Class Y MRSYX	Class I MRSNX	As of December 27, 2013

The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest funds included in this category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski have co-managed the Fund since its inception in 2011. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2013 BMO Small-Cap Value Fund

Class Y MRSYX	Class I MRSNX	As of December 27, 2013

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